Exhibit 99.1

Contact: Darren Daugherty Director, Investor Relations (281) 492-5370

Diamond Offshore Announces First Quarter 2016 Results

HOUSTON, May 2, 2016 — Diamond Offshore Drilling, Inc. (NYSE: DO) today reported net income of $87 million, or $0.64 per share, in the first quarter of 2016 compared to a loss of $256 million, or a loss of $1.86 per share, in the first quarter of 2015. Revenues in the first quarter of 2016 were $471 million, compared to revenues of $620 million in the first quarter of 2015.

“I am pleased with our solid first quarter results, which demonstrate Diamond Offshore’s ongoing efforts to manage costs while remaining focused on safe operations and fleet reliability,” said Marc Edwards, President and Chief Executive Officer. “Fleet-wide, we achieved operational efficiency for the quarter of 98.2 percent, which is reflected in our earnings results and improved project economics for our clients.”

CONFERENCE CALL

A conference call to discuss Diamond Offshore’s earnings results has been scheduled for 7:30 a.m. CDT today. A live webcast of the call will be available online on the Company’s website, www.diamondoffshore.com. Those interested in participating in the question and answer session should dial 800-247-9979 or 973-321-1100, for international callers. The conference ID number is 89517726. An online replay will also be available on www.diamondoffshore.com following the call.

ABOUT DIAMOND OFFSHORE

Diamond Offshore is a leader in offshore drilling, providing contract drilling services to the energy industry around the globe. Additional information and access to the Company’s SEC filings are available at www.diamondoffshore.com. Diamond Offshore is owned 53% by Loews Corporation (NYSE: L).

FORWARD-LOOKING STATEMENTS

Statements contained in this press release or made during the above conference call that are not historical facts are “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements are inherently uncertain and subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or expected by management of the Company. A discussion of the important risk factors and other considerations that could materially impact these matters as well as the Company’s overall business and financial performance can be found in the Company’s reports filed with the Securities and Exchange Commission, and readers of this press release are urged to review those reports carefully when considering these forward-looking statements. Copies of these reports are available through the Company’s website at www.diamondoffshore.com. These risk factors include, among others, risks associated with worldwide demand for drilling services, level of activity in the oil and gas industry, renewing or replacing expired or terminated contracts, contract cancellations and terminations, maintenance and realization of backlog, competition and industry fleet capacity, impairments and retirements, declaration of dividends, operating risks, changes in tax laws and rates, regulatory initiatives and compliance with governmental regulations, construction of new builds, casualty losses, and various other factors, many of which are beyond the Company’s control. Given these risk factors, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of this press release. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any forward-looking statement is based.

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DIAMOND OFFSHORE DRILLING, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

(In thousands, except per share data)

	Three Months Ended
	March 31,
	2016	2015
Revenues:
Contract drilling	$443,523	$599,577
Revenues related to reimbursable expenses	27,020	20,479

Total revenues	470,543	620,056

Operating expenses:
Contract drilling, excluding depreciation	212,841	350,658
Reimbursable expenses	26,791	20,092
Depreciation	104,240	137,299
General and administrative	15,398	17,452
Impairment of assets	—	358,528
Restructuring and separation costs	—	6,168
Gain on disposition of assets	(296)	(611)

Total operating expenses	358,974	889,586

Operating income (loss)	111,569	(269,530)
Other income (expense):
Interest income	173	583
Interest expense	(25,516)	(23,982)
Foreign currency transaction gain (loss)	(3,608)	5,590
Other, net	578	221

Income (loss) before income tax benefit	83,196	(287,118)
Income tax benefit	4,229	31,409

Net income (loss)	$87,425	$(255,709)

Earnings (loss) per share, Basic and Diluted	$0.64	$(1.86)

Weighted average shares outstanding:
Shares of common stock	137,162	137,151
Dilutive potential shares of common stock	44	—

Total weighted average shares outstanding	137,206	137,151

DIAMOND OFFSHORE DRILLING, INC. AND SUBSIDIARIES

RESULTS OF OPERATIONS

(Unaudited)

(In thousands)

	Three Months Ended
	March 31,	December 31,	March 31,
	2016	2015	2015
REVENUES
Floaters:
Ultra-Deepwater	$325,961	$395,798	$251,396
Deepwater	59,117	92,125	138,770
Mid-Water	47,672	44,766	176,357

Total Floaters	432,750	532,689	566,523
Jack-ups	10,773	11,440	33,054

Total Contract Drilling Revenue	$443,523	$544,129	$599,577

Revenues Related to Reimbursable Expenses	$27,020	$11,434	$20,479

CONTRACT DRILLING EXPENSE
Floaters:
Ultra-Deepwater	$123,736	$147,991	$154,539
Deepwater	47,509	60,010	63,675
Mid-Water	23,884	28,767	99,320

Total Floaters	195,129	236,768	317,534
Jack-ups	6,055	10,749	21,570
Other	11,657	8,876	11,554

Total Contract Drilling Expense	$212,841	$256,393	$350,658

Reimbursable Expenses	$26,791	$11,146	$20,092

OPERATING INCOME(LOSS)
Floaters:
Ultra-Deepwater	$202,225	$247,807	$96,857
Deepwater	11,608	32,115	75,095
Mid-Water	23,788	15,999	77,037

Total Floaters	237,621	295,921	248,989
Jack-ups	4,718	691	11,484
Other	(11,657)	(8,876)	(11,554)
Reimbursable expenses, net	229	288	387
Depreciation	(104,240)	(114,448)	(137,299)
General and administrative expense	(15,398)	(15,574)	(17,452)
Impairment of assets	—	(499,367)	(358,528)
Restructuring and separation costs	—	(1,043)	(6,168)
Gain on disposition of assets	296	2,309	611

Total Operating Income (Loss)	$111,569	$(340,099)	$(269,530)

DIAMOND OFFSHORE DRILLING, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

(In thousands)

	March 31,	December 31,
	2016	2015
ASSETS
Current assets:
Cash and cash equivalents	$128,928	$119,028
Marketable securities	5,067	11,518
Accounts receivable, net of allowance for bad debts	363,597	405,370
Prepaid expenses and other current assets	110,842	119,479
Assets held for sale	6,600	14,200

	615,034	669,595
Drilling and other property and equipment, net of accumulated depreciation	6,219,242	6,378,814
Other assets	110,323	101,485

Total assets	$6,944,599	$7,149,894

LIABILITIES AND STOCKHOLDERS’ EQUITY
Short-term borrowings	$—	$286,589
Other current liabilities	380,987	339,134
Long-term debt	1,980,049	1,979,778
Deferred tax liability	230,332	276,529
Other liabilities	158,451	155,094
Stockholders’ equity	4,194,780	4,112,770

Total liabilities and stockholders’ equity	$6,944,599	$7,149,894

DIAMOND OFFSHORE DRILLING, INC. AND SUBSIDIARIES

AVERAGE DAYRATES AND UTILIZATION

(Dayrate in thousands)

	First Quarter 2016			Fourth Quarter 2015			First Quarter 2015
	Average Dayrate (1)	Utilization (2)	Operational Efficiency (3)	Average Dayrate (1)	Utilization (2)	Operational Efficiency (3)	Average Dayrate (1)	Utilization (2)	Operational Efficiency (3)
Ultra-Deepwater Floaters	$533	61%	98.4%	$531	70%	95.5%	$497	51%	81.5%
Deepwater Floaters	$334	28%	97.1%	$337	42%	97.7%	$486	45%	95.1%
Mid-Water Floaters	$263	25%	97.7%	$249	24%	97.8%	$266	49%	94.1%
Jack-ups	$118	18%	100%	$124	17%	100%	$92	66%	99.4%
Fleet Total			98.2%			96.6%			91.2%

(1)	Average dayrate is defined as contract drilling revenue for all of the specified rigs in our fleet per revenue earning day. A revenue earning day is defined as a 24-hour period during which a rig earns a dayrate after commencement of operations and excludes mobilization, demobilization and contract preparation days.
(2)	Utilization is calculated as the ratio of total revenue-earning days divided by the total calendar days in the period for all specified rigs in our fleet (including cold-stacked rigs, but excluding rigs under construction). As of March 31, 2016, our cold-stacked rigs included three ultra-deepwater semisubmersibles, four deepwater semisubmersibles, five mid-water semisubmersibles and four jack-up rigs.
(3)	Operational efficiency is calculated as the ratio of total revenue-earning days divided by the sum of total revenue-earning days plus the number of days (or portions thereof) associated with unanticipated equipment downtime.